UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2020

LEXINGTON REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-12386	13-3717318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Penn Plaza, Suite 4015, New York, New York	10119-4015

(Address of principal executive offices)	(Zip Code)

(212) 692-7200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of beneficial interest, par value $0.0001 per share, classified as Common Stock	LXP	New York Stock Exchange
6.50% Series C Cumulative Convertible Preferred Stock, par value $0.0001 per share	LXPPRC	New York Stock Exchange

Item 1.01.          Entry into a Material Definitive Agreement.

On August 28, 2020, Lexington Realty Trust (the “Trust”) entered into a second supplemental indenture (the “Second Supplemental Indenture”) with U.S. Bank National Association, as trustee (the “Trustee”) which supplements the base indenture, dated as of May 9, 2014 by and among the Trust, certain subsidiaries of the Trust and the Trustee (the “Base Indenture,” and together with the Second Supplemental Indenture, the “Indenture”), in connection with the issuance by the Trust of $400.0 million aggregate principal amount of its 2.700% Senior Notes due 2030 (the “Notes”). The Indenture governs the terms of the Notes. The Notes mature on September 15, 2030, and accrue interest at a rate of 2.700% per annum, payable semi-annually on March 15 and September 15 of each year, commencing March 15, 2021.

Prior to June 15, 2030, the Trust may redeem the Notes, in whole or in part at any time and from time to time, at its option, at a redemption price equal to the greater of (1) 100% of the aggregate principal amount of the Notes being redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption) discounted to its present value, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at an adjusted treasury rate (as defined in the Second Supplemental Indenture) plus thirty-five basis points, plus, in each case, accrued and unpaid interest thereon to, but not including, the date of redemption. At any time on or after June 15, 2030, the Notes will be redeemable, in whole or in part at any time and from time to time, at the Trust’s option, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the amount being redeemed to, but not including, the date of redemption.

A copy of the Base Indenture is attached as Exhibit 4.1 to the Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 13, 2014, the Second Supplemental Indenture is attached to this Current Report on Form 8-K (this “Current Report”) as Exhibit 4.1 and both are incorporated herein by reference. The foregoing description of the Base Indenture and the Second Supplemental Indenture is qualified in its entirety by reference to the full text of the respective documents.

Item 2.03.          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in (or incorporated by reference into) Item 1.01 of this Current Report is hereby incorporated by reference into this Item 2.03.

Item 8.01.          Other Information.

Underwriting Agreement

On August 25, 2020, the Trust entered into an Amendment No. 1 (the “Amendment”) to the Underwriting Agreement, dated August 14, 2020, pursuant to which the Trust agreed to sell to Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and each of the other underwriters named in Schedule I thereto (collectively, the “Underwriters”) $400.0 million aggregate principal amount of the Notes. Pursuant to the Amendment, the Trust and the Underwriters agreed to correct a scrivener’s error in the allocations listed in Schedule I by reducing the principal amount of the Notes to be purchased by Mizuho Securities USA Inc. to $14,000,000.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Opinions

Paul Hastings LLP and Venable LLP, counsel and Maryland counsel to the Trust, respectively, have issued opinions to the Trust dated August 28, 2020, regarding the Notes. Additionally, Paul Hastings LLP has issued a separate opinion to the Trust dated August 28, 2020, regarding tax matters related to the Notes. Copies of the opinions are filed as Exhibits 5.1, 5.2 and 8.1 hereto, respectively.

Tender Offers

As previously announced, on August 14, 2020, the Trust launched cash tender offers (the “Tender Offers”) to purchase up to $300.0 million combined aggregate principal amount of its outstanding 4.25% Senior Notes due 2023 (the “2023 Notes”) and 4.40% Senior Notes due 2024 (the “2024 Notes,” and together with the 2023 Notes, the “Existing Notes”). Holders of $112,007,000 combined aggregate principal amount of the outstanding Existing Notes validly tendered their Existing Notes at or prior to 5:00 pm, New York City time, on August 27, 2020 (the “Early Tender Time”). The Trust accepted for purchase $61,089,000 of such 2023 Notes and $50,918,000 of such 2024 Notes tendered at or prior to the Early Tender Time. Holders of the Existing Notes validly tendered as of the Early Tender Time and accepted for purchase in accordance with the terms of the Tender Offers will receive payment on August 31, 2020 (the “Early Settlement Date”) of a total consideration of $1,071.25 per $1,000 of principal amount of the 2023 Notes and $1,093.75 per $1,000 of principal amount of the 2024 Notes, plus accrued and unpaid interest from the last interest payment date to, but not including, the Early Settlement Date. The Tender Offers will expire at 11:59 pm, New York City time, at the end of the day on September 11, 2020.

The Trust’s press release relating to the early results of the Tender Offers is attached to this Current Report as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits

(d)	Exhibits
4.1	Second Supplemental Indenture, dated as of August 28, 2020, between the Trust and U.S. Bank National Association, as trustee.
5.1	Opinion of Paul Hastings LLP.
5.2	Opinion of Venable LLP.
8.1	Opinion of Paul Hastings LLP regarding tax matters.
23.1	Consent of Paul Hastings LLP (included in Exhibits 5.1 and 8.1).
23.2	Consent of Venable LLP (included in Exhibit 5.2).
99.1	Amendment No. 1, dated August 25, 2020, to Underwriting Agreement, dated August 14, 2020, among the Trust, J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and each of the other underwriters named in Schedule I thereto for whom J.P. Morgan Securities LLC and Wells Fargo Securities, LLC are acting as representatives.
99.2	Press Release, dated August 28, 2020.
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust
Date: August 28, 2020	By:	/s/ Beth Boulerice
Beth Boulerice Chief Financial Officer